UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number:  811-02021

Deutsche Securities Trust
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
 (Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	4/30/2015

ITEM 1.	REPORT TO STOCKHOLDERS

April 30, 2015

Semiannual Report

to Shareholders

Deutsche Gold & Precious Metals Fund

Contents
3 Letter to Shareholders
4 Performance Summary
8 Portfolio Management Team
9 Consolidated Portfolio Summary
10 Consolidated Investment Portfolio
14 Consolidated Statement of Assets and Liabilities
16 Consolidated Statement of Operations
18 Consolidated Statement of Changes in Net Assets
19 Consolidated Financial Highlights
27 Notes to Consolidated Financial Statements
41 Information About Your Fund's Expenses
43 Advisory Agreement Board Considerations and Fee Evaluation
48 Account Management Resources
50 Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Emerging markets tend to be more volatile than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. This fund is non-diversified and can take larger positions in fewer issues, increasing its potential risk. The fund may lend securities to approved institutions. Stocks may decline in value. See the prospectus for details.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DeAWM Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

From an economic standpoint, the view seems brighter than it has been for several years. Multiple signs suggest sustainable growth, at least for the near term. Our economists at Deutsche Asset & Wealth Management expect the global economy to accelerate in 2015, led by the United States and China.

That is heartening news. Yet one cannot ignore the complexities of an increasingly interconnected global economy. Low oil prices, a stronger employment picture and consumer spending bode well for the domestic economy, at least in the short term. Yet sluggish growth abroad, falling commodity prices and the strong U.S dollar may be headwinds to global growth and American exports. And, as we have seen time and again, any number of factors can unexpectedly shift the markets and the overall outlook.

The take-away message amidst these mixed signals: Be prepared to stick to your long-term plan, with a portfolio that can help weather short-term fluctuations. When in doubt, or if your individual situation or objectives change, talk with a trusted financial professional before taking action.

For timely information about economic developments and your Deutsche fund investment, we hope you will visit us at deutschefunds.com. There you will find the views of our Chief Investment Officer and economists. It is a resource we are proud to offer to help keep you up-to-date and make informed decisions.

As always, we thank you for your continued investment and the opportunity to put our capabilities to work for you.

Best regards,
Brian Binder
President, Deutsche Funds

Performance Summary April 30, 2015 (Unaudited)
Class A	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 4/30/15
Unadjusted for Sales Charge	10.25%	–19.28%	–16.71%	–0.09%
Adjusted for the Maximum Sales Charge (max 5.75% load)	3.91%	–23.92%	–17.69%	–0.68%
S&P 500® Index†	4.40%	12.98%	14.33%	8.32%
S&P®/Citigroup Gold & Precious Metals Index††	12.82%	–16.56%	–15.41%	0.56%
Average Annual Total Returns as of 3/31/15 (most recent calendar quarter end)
Unadjusted for Sales Charge		–25.36%	–16.45%	–2.22%
Adjusted for the Maximum Sales Charge (max 5.75% load)		–29.65%	–17.43%	–2.80%
S&P 500® Index†		12.73%	14.47%	8.01%
S&P®/Citigroup Gold & Precious Metals Index††		–23.16%	–15.18%	–1.44%
Class B	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 4/30/15
Unadjusted for Sales Charge	9.96%	–19.78%	–17.33%	–0.83%
Adjusted for the Maximum Sales Charge (max 4.00% CDSC)	5.96%	22.19%	–17.45%	–0.83%
S&P 500® Index†	4.40%	12.98%	14.33%	8.32%
S&P®/Citigroup Gold & Precious Metals Index††	12.82%	–16.56%	–15.41%	0.56%
Average Annual Total Returns as of 3/31/15 (most recent calendar quarter end)
Unadjusted for Sales Charge		–25.96%	–17.10%	–2.96%
Adjusted for the Maximum Sales Charge (max 4.00% CDSC)		–28.18%	–17.22%	–2.96%
S&P 500® Index†		12.73%	14.47%	8.01%
S&P®/Citigroup Gold & Precious Metals Index††		–23.16%	–15.18%	–1.44%
Class C	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 4/30/15
Unadjusted for Sales Charge	9.80%	–19.84%	–17.32%	–0.81%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	8.80%	–19.84%	–17.32%	–0.81%
S&P 500® Index†	4.40%	12.98%	14.33%	8.32%
S&P®/Citigroup Gold & Precious Metals Index††	12.82%	–16.56%	–15.41%	0.56%
Average Annual Total Returns as of 3/31/15 (most recent calendar quarter end)
Unadjusted for Sales Charge		–26.00%	–17.07%	–2.94%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)		–26.00%	–17.07%	–2.94%
S&P 500® Index†		12.73%	14.47%	8.01%
S&P®/Citigroup Gold & Precious Metals Index††		–23.16%	–15.18%	–1.44%
Class S	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 4/30/15
No Sales Charges	10.35%	–19.05%	–16.51%	0.16%
S&P 500® Index†	4.40%	12.98%	14.33%	8.32%
S&P®/Citigroup Gold & Precious Metals Index††	12.82%	–16.56%	–15.41%	0.56%
Average Annual Total Returns as of 3/31/15 (most recent calendar quarter end)
No Sales Charges		–25.23%	–16.26%	–1.99%
S&P 500® Index†		12.73%	14.47%	8.01%
S&P®/Citigroup Gold & Precious Metals Index††		–23.16%	–15.18%	–1.44%
Institutional Class	6-Month‡	1-Year	5-Year	Life of Class*
Average Annual Total Returns as of 4/30/15
No Sales Charges	10.33%	–19.02%	–16.47%	–13.61%
S&P 500® Index†	4.40%	12.98%	14.33%	8.81%
S&P®/Citigroup Gold & Precious Metals Index††	12.82%	–16.56%	–15.41%	–12.49%
Average Annual Total Returns as of 3/31/15 (most recent calendar quarter end)
No Sales Charges		–25.20%	–16.22%	–14.97%
S&P 500® Index†		12.73%	14.47%	8.92%
S&P®/Citigroup Gold & Precious Metals Index††		–23.16%	–15.18%	–12.63%

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated March 1, 2015 are 1.67%, 2.54%, 2.38%, 1.39% and 1.32% for Class A, Class B, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

The Fund may charge a 2% fee for redemptions of shares held less than 15 days.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

Yearly periods ended April 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* Institutional Class commenced operations on March 3, 2008. The performance shown for each index is for the time period of February 29, 2008 through April 30, 2015 (through March 31, 2015 for the most recent calendar quarter end returns), which is based on the performance period of the life of Institutional Class.

† The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

†† The S&P/Citigroup Gold & Precious Metals Index is an unmanaged index that represents the precious metals industry component of the S&P/Citigroup Global Equity family of indices, which include more than 7,000 companies in more than 50 countries.

‡ Total returns shown for periods less than one year are not annualized.

	Class A	Class B	Class C	Class S	Institutional Class
Net Asset Value
4/30/15	$6.24	$5.96	$5.94	$6.29	$6.30
10/31/14	$5.66	$5.42	$5.41	$5.70	$5.71

Portfolio Management Team

Terence P. Brennan, Director

Lead Portfolio Manager of the fund. Began managing the fund in 2011.

— Lead Portfolio Manager for Commodities: New York.

— Portfolio Manager for DWS Commodity Securities Fund and DWS Global Commodities Stock Fund, Inc. (2004–2010).

— Joined Deutsche Asset & Wealth Management in 1999, previously serving as emerging markets analyst covering Eastern Europe. Prior to that, served as emerging market fund analyst at Merrill Lynch Asset Management and held various research and business analyst positions with various financial services firms.

— BA, Fordham University.

Michael J. Bernadiner, Director

Portfolio Manager of the fund. Began managing the fund in 2013.

— Portfolio Manager for Commodities: New York.

— Joined Deutsche Asset & Wealth Management in 1998 with one year of industry experience. Prior to joining, served as a Research Assistant at UBS Asset Management.

— BS, Stern School of Business, New York University.

Consolidated Portfolio Summary (Unaudited)

Ten Largest Equity Holdings at April 30, 2015 (65.1% of Net Assets)
1. Goldcorp, Inc.	11.2%
2. Barrick Gold Corp.	9.5%
3. Franco-Nevada Corp.	8.8%
4. Randgold Resources Ltd.	7.0%
5. Silver Wheaton Corp.	6.9%
6. Newmont Mining Corp.	5.0%
7. Agnico-Eagle Mines Ltd.	4.7%
8. Newcrest Mining Ltd.	4.7%
9. Tahoe Resources, Inc.	4.0%
10. AngloGold Ashanti Ltd.	3.3%
Consolidated portfolio holdings and characteristics are subject to change.
For more complete details about the fund's consolidated investment portfolio, see page 10. A quarterly Fact Sheet is available on deutschefunds.com or upon request. Please see the Account Management Resources section on page 48 for contact information.

Consolidated Investment Portfolio as of April 30, 2015 (Unaudited)
	Shares	Value ($)

Common Stocks (a) 98.1%
Australia 7.1%
Medusa Mining Ltd.*	426,890	304,779
Newcrest Mining Ltd.*	451,126	5,068,994
OceanaGold Corp. (b)	735,435	1,401,990
Regis Resources Ltd.* (c)	888,574	866,084
(Cost $11,075,033)		7,641,847
Canada 58.4%
Agnico-Eagle Mines Ltd.	168,782	5,108,925
AuRico Gold, Inc. (c)	988,323	3,448,686
B2Gold Corp.* (c)	1,088,428	1,705,038
Barrick Gold Corp.	787,303	10,232,002
Continental Gold Ltd.*	301,310	549,426
Detour Gold Corp.*	114,707	1,212,196
Dominion Diamond Corp.	41,636	820,642
Eldorado Gold Corp.	513,137	2,556,115
Franco-Nevada Corp.	183,416	9,522,734
Goldcorp, Inc.	644,444	12,130,396
New Gold, Inc.*	604,327	2,028,615
Osisko Gold Royalties Ltd.	21,575	289,157
Pan American Silver Corp.	78,550	751,971
Rubicon Minerals Corp.* (c)	643,594	709,474
Silver Wheaton Corp.	380,836	7,512,554
Teranga Gold Corp. (CDI)* (c) (d)	581,954	340,997
Torex Gold Resources, Inc.*	1,845,029	1,712,750
Yamana Gold, Inc.	649,171	2,480,463
(Cost $88,924,103)		63,112,141
Jersey 1.3%
Centamin PLC (Cost $1,511,921)	1,430,651	1,390,015
Korea 0.9%
Korea Zinc Co., Ltd. (Cost $739,220)	2,208	976,944
Mexico 2.0%
Fresnillo PLC (e) (Cost $4,107,243)	197,818	2,183,538
Peru 0.9%
Compania de Minas Buenaventura SA (ADR) (Cost $2,775,088)	92,082	1,029,477
South Africa 9.6%
Anglo American Platinum Ltd.*	71,069	1,943,546
AngloGold Ashanti Ltd.*	314,642	3,573,990
Gold Fields Ltd.	574,924	2,667,035
Impala Platinum Holdings Ltd.*	155,846	865,076
Sibanye Gold Ltd.	574,924	1,361,468
(Cost $18,208,383)		10,411,115
United Kingdom 7.0%
Randgold Resources Ltd. (Cost $8,605,550)	98,828	7,528,680
United States 10.9%
Argonaut Gold, Inc.*	234,702	394,898
Newmont Mining Corp.	204,587	5,419,510
Stillwater Mining Co.* (c)	125,118	1,680,335
Tahoe Resources, Inc.	302,335	4,272,528
(Cost $16,233,437)		11,767,271
Total Common Stocks (Cost $152,179,978)		106,041,028

	Contracts	Value ($)

Call Options Purchased 0.0%
Options on Exchange-Traded Futures Contracts
Gold 100 oz. Futures, Expiration Date 06/25/2015, Strike Price $1,225.0 (Cost $56,819)	28	33,600

Put Options Purchased 0.2%
Options on Exchange-Traded Futures Contracts
Gold 100 oz. Futures, Expiration Date 11/24/2015, Strike Price $1,000.0 (Cost $315,981)	166	207,500

	Shares	Value ($)

Securities Lending Collateral 8.2%
Daily Assets Fund Institutional, 0.12% (f) (g) (Cost $8,861,675)	8,861,675	8,861,675

Cash Equivalents 1.1%
Central Cash Management Fund, 0.08% (f) (Cost $1,137,616)	1,137,616	1,137,616

	% of Net Assets	Value ($)

Total Consolidated Investment Portfolio (Cost $162,552,069)†	107.6	116,281,419
Other Assets and Liabilities, Net	(7.6)	(8,171,019)
Net Assets	100.0	108,110,400

* Non-income producing security.

† The cost for federal income tax purposes was $183,148,105. At April 30, 2015, net unrealized depreciation for all securities based on tax cost was $66,866,686. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $3,022,258 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $69,888,944.

(a) Securities are listed in country of domicile.

(b) Listed on the Toronto Stock Exchange.

(c) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at April 30, 2015 amounted to $8,153,135, which is 7.5% of net assets.

(d) Listed on the Australian Securities Exchange.

(e) Listed on the London Stock Exchange.

(f) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(g) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

ADR: American Depositary Receipt

CDI: Chess Depositary Interest

At April 30, 2015, open written options contracts were as follows:
Options on Exchange-Traded Futures Contracts
	Contract Amount	Expiration Date	Strike Price ($)	Premiums Received ($)	Value ($) (h)
Put Options Gold 100 oz. Futures	166	11/24/2015	1,080.0	533,939	(415,000)

(h) Unrealized appreciation on written options on exchange-traded futures contracts at April 30, 2015 was $118,939.

For information on the Fund's policy and additional disclosures regarding written and purchased options contracts, please refer to the Derivatives section of Note A in the accompanying Notes to Consolidated Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used April 30, 2015 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Consolidated Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Common Stocks
Australia	$1,401,990	$6,239,857	$—	$7,641,847
Canada	62,771,144	340,997	—	63,112,141
Jersey	—	1,390,015	—	1,390,015
Korea	—	976,944	—	976,944
Mexico	—	2,183,538	—	2,183,538
Peru	1,029,477	—	—	1,029,477
South Africa	—	10,411,115	—	10,411,115
United Kingdom	—	7,528,680	—	7,528,680
United States	11,767,271	—	—	11,767,271
Short-Term Investments (i)	9,999,291	—	—	9,999,291
Derivatives (j)
Purchased Options	241,100	—	—	241,100
Total	$87,210,273	$29,071,146	$—	$116,281,419
Liabilities	Level 1	Level 2	Level 3	Total

Derivatives (j)
Written Options	$(415,000)	$—	$—	$(415,000)
Total	$(415,000)	$—	$—	$(415,000)

There have been no transfers between fair value measurement levels during the period ended April 30, 2015.

(i) See Consolidated Investment Portfolio for additional detailed categorizations.

(j) Derivatives include written and purchased options, at value.

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Statement of Assets and Liabilities
as of April 30, 2015 (Unaudited)
Assets
Investments: Investments in non-affiliated securities, at value (cost $152,552,778) — including $8,153,135 of securities loaned	$106,282,128
Investment in Daily Assets Fund Institutional (cost $8,861,675)*	8,861,675
Investment in Central Cash Management Fund (cost $1,137,616)	1,137,616
Total investments in securities, at value (cost $162,552,069)	116,281,419
Foreign currency, at value (cost $243,401)	246,999
Deposit with broker for options contracts	251,238
Receivable for investments sold	837,577
Receivable for Fund shares sold	20,554
Dividends receivable	105,599
Interest receivable	2,018
Other assets	40,772
Total assets	117,786,176
Liabilities
Payable upon return of securities loaned	8,861,675
Payable for investments purchased	79,228
Payable for Fund shares redeemed	76,272
Options written, at value (premiums received $533,939)	415,000
Accrued management fee	30,110
Accrued Trustees' fees	3,367
Other accrued expenses and payables	210,124
Total liabilities	9,675,776
Net assets, at value	108,110,400

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Statement of Assets and Liabilities as of April 30, 2015 (Unaudited) (continued)
Net Assets Consist of
Accumulated distributions in excess of net investment income	(4,945,131)
Net unrealized appreciation (depreciation) on: Investments	(46,270,650)
Foreign currency	220
Written options	118,939
Accumulated net realized gain (loss)	(149,524,717)
Paid-in capital	308,731,739
Net assets, at value	$108,110,400
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($24,267,554 ÷ 3,886,952 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$6.24
Maximum offering price per share (100 ÷ 94.25 of $6.24)	$6.62
Class B Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($179,868 ÷ 30,184 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$5.96
Class C Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($9,380,050 ÷ 1,578,673 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$5.94
Class S Net Asset Value, offering and redemption price(a) per share ($73,419,436 ÷ 11,665,728 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$6.29
Institutional Class Net Asset Value, offering and redemption price(a) per share ($863,492 ÷ 137,072 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$6.30

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Statement of Operations
for the six months ended April 30, 2015 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $65,331)	$629,580
Income distributions — Central Cash Management Fund	616
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	13,407
Total income	643,603
Expenses: Management fee	461,012
Administration fee	55,211
Services to shareholders	159,162
Distribution and service fees	79,474
Custodian fee	22,410
Professional fees	64,703
Reports to shareholders	27,698
Registration fees	30,448
Trustees' fees and expenses	3,669
Other	12,029
Total expenses before expense reductions	915,816
Expense reductions	(281,761)
Total expenses after expense reductions	634,055
Net investment income	9,548
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(24,129,077)
Futures	(129,920)
Written options	51,330
Foreign currency	(7,930)
(24,215,597)
Change in net unrealized appreciation (depreciation) on: Investments	32,700,901
Futures	115,590
Written options	318,710
Foreign currency	4,647
33,139,848
Net gain (loss)	8,924,251
Net increase (decrease) in net assets resulting from operations	$8,933,799

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014
Operations: Net investment income (loss)	$9,548	$(222,064)
Operations: Net investment income (loss)	$9,548	$(222,064)
Net realized gain (loss)	(24,215,597)	(35,084,575)
Change in net unrealized appreciation (depreciation)	33,139,848	(9,702,321)
Net increase (decrease) in net assets resulting from operations	8,933,799	(45,008,960)
Fund share transactions: Proceeds from shares sold	18,477,843	23,181,547
Payments for shares redeemed	(23,407,638)	(37,935,606)
Redemption fees	3,388	4,449
Net increase (decrease) in net assets from Fund share transactions	(4,926,407)	(14,749,610)
Increase (decrease) in net assets	4,007,392	(59,758,570)
Net assets at beginning of period	104,103,008	163,861,578
Net assets at end of period (including accumulated distributions in excess of net investment income of $4,945,131 and $4,954,679, respectively)	$108,110,400	$104,103,008

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Financial Highlights
			Years Ended October 31,
Class A	Six Months Ended 4/30/15 (Unaudited)		2014		2013		2012		2011	2010
Selected Per Share Data
Net asset value, beginning of period	$5.66		$8.02		$15.36		$20.83		$24.54	$17.61
Income (loss) from investment operations: Net investment income (loss)a	(.00	)***	(.02)		.01		(.06)		(.17)	(.16)
Net realized and unrealized gain (loss)	.58		(2.34)		(7.23)		(2.05)		(.97)	7.38
Total from investment operations	.58		(2.36)		(7.22)		(2.11)		(1.14)	7.22
Less distributions from: Net investment income	—		—		(.12)		(.02)		(1.39)	(.30)
Net realized gains	—		—		—		(3.34)		(1.18)	—
Total distributions	—		—		(.12)		(3.36)		(2.57)	(.30)
Increase from regulatory settlements	—		—		—		—		—	.01	d
Redemption fees	.00	***	.00	***	.00	***	.00	***	.00 ***	.00	***
Net asset value, end of period	$6.24		$5.66		$8.02		$15.36		$20.83	$24.54
Total Return (%)b	10.25	c**	(29.43	)c	(47.32	)c	(10.14	)c	(5.61)	41.52	d
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	24		24		41		99		141	182
Ratio of expenses before expense reductions (%)	1.81	*	1.67		1.54		1.46		1.41	1.42
Ratio of expenses after expense reductions (%)	1.25	*	1.20		1.18		1.37		1.41	1.42
Ratio of net investment income (loss) (%)	(.09	)*	(.24)		.08		(.37)		(.78)	(.77)
Portfolio turnover rate (%)	23	**	26		36		41		95	27
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
d Includes a non-recurring payment from the Advisor, which amounted to $0.011 per share, recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements. Excluding these non-recurring payments, total return would have been 0.06% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

			Years Ended October 31,
Class B	Six Months Ended 4/30/15 (Unaudited)		2014		2013		2012		2011	2010
Selected Per Share Data
Net asset value, beginning of period	$5.42		$7.74		$14.81		$20.35		$23.98	$17.21
Income (loss) from investment operations: Net investment income (loss)a	(.03)		(.07)		(.08)		(.19)		(.34)	(.30)
Net realized and unrealized gain (loss)	.57		(2.25)		(6.98)		(2.01)		(.93)	7.21
Total from investment operations	.54		(2.32)		(7.06)		(2.20)		(1.27)	6.91
Less distributions from: Net investment income	—		—		(.01)		—		(1.18)	(.15)
Net realized gains	—		—		—		(3.34)		(1.18)	—
Total distributions	—		—		(.01)		(3.34)		(2.36)	(.15)
Increase from regulatory settlements	—		—		—		—		—	.01	d
Redemption fees	.00	***	.00	***	.00	***	.00	***	.00 ***	.00	***
Net asset value, end of period	$5.96		$5.42		$7.74		$14.81		$20.35	$23.98
Total Return (%)b	9.96	c**	(29.97	)c	(47.71	)c	(10.92	)c	(6.28)	40.47	d
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.2		.3		1		5		14	24
Ratio of expenses before expense reductions (%)	2.93	*	2.54		2.34		2.24		2.17	2.13
Ratio of expenses after expense reductions (%)	2.00	*	1.93		1.93		2.22		2.17	2.13
Ratio of net investment income (loss) (%)	(.87	)*	(.93)		(.75)		(1.22)		(1.54)	(1.49)
Portfolio turnover rate (%)	23	**	26		36		41		95	27
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
d Includes a non-recurring payment from the Advisor, which amounted to $0.009 per share, recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements. Excluding these non-recurring payments, total return would have been 0.06% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

			Years Ended October 31,
Class C	Six Months Ended 4/30/15 (Unaudited)		2014		2013		2012		2011	2010
Selected Per Share Data
Net asset value, beginning of period	$5.41		$7.72		$14.78		$20.30		$23.94	$17.18
Income (loss) from investment operations: Net investment income (loss)a	(.02)		(.07)		(.07)		(.17)		(.33)	(.29)
Net realized and unrealized gain (loss)	.55		(2.24)		(6.98)		(2.01)		(.94)	7.19
Total from investment operations	.53		(2.31)		(7.05)		(2.18)		(1.27)	6.90
Less distributions from: Net investment income	—		—		(.01)		—		(1.19)	(.15)
Net realized gains	—		—		—		(3.34)		(1.18)	—
Total distributions	—		—		(.01)		(3.34)		(2.37)	(.15)
Increase from regulatory settlements	—		—		—		—		—	.01	d
Redemption fees	.00	***	.00	***	.00	***	.00	***	.00 ***	.00	***
Net asset value, end of period	$5.94		$5.41		$7.72		$14.78		$20.30	$23.94
Total Return (%)b	9.80	c**	(29.92	)c	(47.71	)c	(10.84	)c	(6.29)	40.48	d
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	9		10		16		42		62	81
Ratio of expenses before expense reductions (%)	2.52	*	2.38		2.31		2.19		2.14	2.10
Ratio of expenses after expense reductions (%)	2.00	*	1.95		1.93		2.17		2.14	2.10
Ratio of net investment income (loss) (%)	(.84	)*	(.98)		(.67)		(1.17)		(1.51)	(1.45)
Portfolio turnover rate (%)	23	**	26		36		41		95	27
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
d Includes a non-recurring payment from the Advisor, which amounted to $0.010 per share, recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements. Excluding these non-recurring payments, total return would have been 0.06% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

			Years Ended October 31,
Class S	Six Months Ended 4/30/15 (Unaudited)		2014		2013		2012		2011	2010
Selected Per Share Data
Net asset value, beginning of period	$5.70		$8.05		$15.42		$20.93		$24.65	$17.69
Income (loss) from investment operations: Net investment income (loss)a	.01		.00	***	.04		(.03)		(.11)	(.10)
Net realized and unrealized gain (loss)	.58		(2.35)		(7.27)		(2.07)		(.96)	7.40
Total from investment operations	.59		(2.35)		(7.23)		(2.10)		(1.07)	7.30
Less distributions from: Net investment income	—		—		(.14)		(.07)		(1.47)	(.35)
Net realized gains	—		—		—		(3.34)		(1.18)	—
Total distributions	—		—		(.14)		(3.41)		(2.65)	(.35)
Increase from regulatory settlements	—		—		—		—		—	.01	c
Redemption fees	.00	***	.00	***	.00	***	.00	***	.00 ***	.00	***
Net asset value, end of period	$6.29		$5.70		$8.05		$15.42		$20.93	$24.65
Total Return (%)	10.35	b**	(29.19	)b	(47.24	)b	(9.99	)b	(5.31)	41.86	c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	73		69		105		231		291	350
Ratio of expenses before expense reductions (%)	1.50	*	1.39		1.27		1.21		1.14	1.15
Ratio of expenses after expense reductions (%)	1.00	*	.95		.93		1.19		1.14	1.15
Ratio of net investment income (loss) (%)	.17	*	.01		.34		(.19)		(.51)	(.50)
Portfolio turnover rate (%)	23	**	26		36		41		95	27
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c Includes a non-recurring payment from the Advisor, which amounted to $0.011 per share, recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements. Excluding these non-recurring payments, total return would have been 0.06% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

			Years Ended October 31,
Institutional Class	Six Months Ended 4/30/15 (Unaudited)		2014		2013		2012		2011	2010
Selected Per Share Data
Net asset value, beginning of period	$5.71		$8.06		$15.44		$20.97		$24.72	$17.73
Income (loss) from investment operations: Net investment income (loss)a	.01		(.00	)***	(.01)		(.02)		(.09)	(.08)
Net realized and unrealized gain (loss)	.58		(2.35)		(7.22)		(2.07)		(.97)	7.42
Total from investment operations	.59		(2.35)		(7.23)		(2.09)		(1.06)	7.34
Less distributions from: Net investment income	—		—		(.15)		(.10)		(1.51)	(.36)
Net realized gains	—		—		—		(3.34)		(1.18)	—
Total distributions	—		—		(.15)		(3.44)		(2.69)	(.36)
Increase from regulatory settlements	—		—		—		—		—	.01	c
Redemption fees	.00	***	.00	***	.00	***	.00	***	.00 ***	.00	***
Net asset value, end of period	$6.30		$5.71		$8.06		$15.44		$20.97	$24.72
Total Return (%)	10.33	b**	(29.16	)b	(47.22	)b	(9.94	)b	(5.28)	42.05	c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1		1		1		2		2	47
Ratio of expenses before expense reductions (%)	1.42	*	1.32		1.14		1.16		1.02	1.00
Ratio of expenses after expense reductions (%)	1.00	*	.96		.93		1.14		1.02	1.00
Ratio of net investment income (loss) (%)	.21	*	(.01)		(.05)		(.14)		(.39)	(.36)
Portfolio turnover rate (%)	23	**	26		36		41		95	27
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c Includes a non-recurring payment from the Advisor, which amounted to $0.011 per share, recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements. Excluding these non-recurring payments, total return would have been 0.06% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Consolidated Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

Deutsche Gold & Precious Metals Fund (the "Fund") is a non-diversified series of Deutsche Securities Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class B shares are closed to new purchases, except exchanges and the reinvestment of dividends or other distributions. Class B shares were not subject to an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution and service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its consolidated financial statements.

Principles of Consolidation. The Fund intends to gain exposure to the commodities markets by investing a portion of its assets in a wholly owned subsidiary, Cayman Precious Metals Fund, Inc., organized under the laws of the Cayman Islands (the "Subsidiary"). Among other investments, the Subsidiary may invest in gold coin and bullion and other precious metals; commodity-linked derivative instruments, such as options and futures; and exchange traded funds. The Subsidiary may also invest in debt securities, some of which are intended to serve as margin or collateral for the Subsidiary's derivatives positions. The Subsidiary may also invest available cash in affiliated money market funds. The Subsidiary is managed by the same portfolio managers that manage the Fund. As of April 30, 2015, the Fund held $420,817 in the Subsidiary, representing 0.39% of the Fund's net assets. The Fund's Investment Portfolio has been consolidated and includes the portfolio holdings of the Fund and the Subsidiary.

The consolidated financial statements include the accounts of the Fund and the Subsidiary. All inter-company transactions and balances have been eliminated.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities and commodities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities or commodities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation and are generally categorized as Level 1. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds and certain indices and these securities are categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Exchange-traded written and purchased options are valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid or asked price are available. Exchange-traded options are generally categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Consolidated Investment Portfolio.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains benefits of owning securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of April 30, 2015, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

Income from certain direct investments in commodities and investments in commodity-linked derivatives does not constitute "qualifying income" to the Fund. Receipt of such income could cause the Fund to be subject to tax at the Fund level. The IRS has issued a private letter ruling to the Fund stating that such income earned through its wholly owned Subsidiary constitutes qualifying income. The Fund is required to increase its taxable income by its share of the Subsidiary's income, including net gains from commodities and commodity-linked transactions. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income for future periods.

At October 31, 2014, the Fund had a net tax basis capital loss carryforward of approximately $109,541,000, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($25,225,000) and long-term losses ($84,316,000).

In addition, from November 1, 2013 to December 31, 2013, the Fund elects to defer qualified late year losses of approximately $127,000 of net ordinary losses. The Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending October 31, 2015.

The Fund has reviewed the tax positions for the open tax years as of October 31, 2014 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's consolidated financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in futures, investments in passive foreign investment companies, net investment losses incurred by the Fund and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange (subject to certain exceptions). This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Derivative Instruments

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the six months ended April 30, 2015, the Fund entered into futures contracts to gain exposure to the investment return of assets that trade in commodity markets, without investing directly in physical commodities.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures contracts against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Consolidated Statement of Assets and Liabilities.

There were no open futures contracts as of April 30, 2015. For the six months ended April 30, 2015, the investment in futures contracts purchased had a total notional value generally indicative of a range from $0 to approximately $966,000.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices and interest rate options, will require cash settlement by the Fund if exercised. For the six months ended April 30, 2015, the Fund entered into options on futures contracts to gain exposure to the investment return of assets that trade in commodity markets, without investing directly in physical commodities.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund’s maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund’s ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities hedged.

A summary of the open purchased option contracts as of April 30, 2015 is included in the Fund’s Consolidated Investment Portfolio. A summary of open written option contracts is included in the table following the Fund’s Consolidated Investment Portfolio. For the six months ended April 30, 2015, the investment in written option contracts had a total value generally indicative of a range from approximately $307,000 to $785,000, and purchased option contracts had a total value generally indicative of a range from approximately $241,000 to $492,000.

The following tables summarize the value of the Fund’s derivative instruments held as of April 30, 2015 and the related location in the accompanying Consolidated Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivative	Purchased Options
Commodity Contracts (a)	$241,100

The above derivative is located in the following Consolidated Statement of Assets and Liabilities account: (a) Investments in securities, at value (includes purchased options)

Liability Derivative	Written Options
Commodity Contracts (a)	$(415,000)

The above derivative is located in the following Consolidated Statement of Assets and Liabilities account: (a) Written options, at value

The amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months ended April 30, 2015 and the related location in the accompanying Consolidated Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Purchased Options	Written Options	Futures Contracts	Total
Commodity Contracts (a)	$(282,001)	$51,330	$(129,920)	$(360,591)

Each of the above derivatives is located in the following Consolidated Statement of Operations accounts:
(a) Net realized gain (loss) from investments (includes purchased options), written options, and futures, respectively

Change in Net Unrealized Appreciation (Depreciation)	Purchased Options	Written Options	Futures Contracts	Total
Commodity Contracts (a)	$(238,869)	$318,710	$115,590	$195,431
Each of the above derivatives is located in the following Consolidated Statement of Operations accounts:
(a) Change in net unrealized appreciation (depreciation) from investments (includes purchased options), written options and futures, respectively

C. Purchases and Sales of Securities

During the six months ended April 30, 2015, purchases and sales of investment securities (excluding short-term investments) aggregated $25,134,221 and $36,804,108, respectively.

For the six months ended April 30, 2015, transactions for written options on futures were as follows:
	Contracts	Premiums
Outstanding, beginning of period	402	$585,269
Options expired	(236)	(51,330)
Outstanding, end of period	166	$533,939

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $500 million of the Fund's average daily net assets	.835%
Over $500 million of such net assets	.785%

Accordingly, for the six months ended April 30, 2015, the fee pursuant to the Investment Management Agreement was equivalent to an annualized rate (exclusive of any applicable waivers/reimbursements) of 0.835% of the Fund's average daily net assets.

For the period from November 1, 2014 through February 29, 2016, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	1.25%
Class B	2.00%
Class C	2.00%
Class S	1.00%
Institutional Class	1.00%

For the six months ended April 30, 2015, fees waived and/or expenses reimbursed for each class are as follows:
Class A	$68,439
Class B	1,154
Class C	25,185
Class S	184,701
Institutional Class	2,282
$281,761

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended April 30, 2015, the Administration Fee was $55,211, of which $8,612 is unpaid.

Service Provider Fees. DeAWM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee they receive from the Fund. For the six months ended April 30, 2015, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at April 30, 2015
Class A	$17,307	$6,858
Class B	512	204
Class C	3,438	1,209
Class S	58,679	21,631
Institutional Class	113	22
	$80,049	$29,924

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 plans, DeAWM Distributors, Inc. ("DDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended April 30, 2015, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at April 30, 2015
Class B	$928	$111
Class C	36,740	5,743
	$37,668	$5,854

In addition DDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2015, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at April 30, 2015	Annualized Rate
Class A	$29,533	$14,946	.24%
Class B	302	132	.24%
Class C	11,971	5,939	.24%
	$41,806	$21,017

Underwriting and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended April 30, 2015, aggregated $4,077.

In addition, DDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended April 30, 2015, the CDSC for Class B and C shares aggregated $265 and $1,675, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended April 30, 2015, DDI received $65,619 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended April 30, 2015, the amount charged to the Fund by DIMA included in the Consolidated Statement of Operations under "Reports to shareholders" aggregated $9,704, of which $9,345 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

Security Lending Fees. Deutsche Bank AG serves as lending agent for the Fund. For the six months ended April 30, 2015, the Fund incurred lending agent fees to Deutsche Bank AG in the amount of $1,166.

E. Investing in Emerging Markets and Gold and Precious Metals Securities

Investing in gold bullion and gold and precious metal stocks may involve special risks and considerations, including volatility of gold and precious metal prices, not typically associated with investing in a wider diversification of industries. Investing in emerging markets may involve special risks and considerations not typically associated with investing in developed markets. These risks include revaluation of currencies, high rates of inflation or deflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements, and may have prices that are more volatile or less easily assessed than those of comparable securities of issuers in developed markets.

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 25 percent of its net assets under the agreement. The Fund had no outstanding loans as of April 30, 2015.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Six Months Ended April 30, 2015		Year Ended October 31, 2014
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	450,387	$2,730,780	859,965	$6,522,835
Class B	794	4,526	2,564	20,505
Class C	195,242	1,167,961	349,126	2,534,385
Class S	2,039,907	13,819,127	1,729,799	13,459,232
Institutional Class	114,143	755,449	91,704	644,590
		$18,477,843		$23,181,547
Shares redeemed
Class A	(782,989)	$(4,869,427)	(1,698,292)	$(12,873,934)
Class B	(29,143)	(169,705)	(91,686)	(670,104)
Class C	(415,869)	(2,424,664)	(623,580)	(4,446,497)
Class S	(2,494,116)	(14,947,495)	(2,671,527)	(19,800,503)
Institutional Class	(166,559)	(996,347)	(18,451)	(144,568)
		$(23,407,638)		$(37,935,606)
Redemption fees		$3,388		$4,449
Net increase (decrease)
Class A	(332,602)	$(2,138,577)	(838,327)	$(6,348,160)
Class B	(28,349)	(165,179)	(89,122)	(649,599)
Class C	(220,627)	(1,256,703)	(274,454)	(1,911,993)
Class S	(454,209)	(1,125,050)	(941,728)	(6,339,880)
Institutional Class	(52,416)	(240,898)	73,253	500,022
		$(4,926,407)		$(14,749,610)

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (November 1, 2014 to April 30, 2015).

The tables illustrate your Fund's expenses in two ways:

—Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

—Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, B, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, B, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.
Expenses and Value of a $1,000 Investment for the six months ended April 30, 2015 (Unaudited)
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 11/1/14	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 4/30/15	$1,102.50	$1,099.60	$1,098.00	$1,103.50	$1,103.30
Expenses Paid per $1,000*	$6.52	$10.41	$10.40	$5.22	$5.22
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 11/1/14	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 4/30/15	$1,018.60	$1,014.88	$1,014.88	$1,019.84	$1,019.84
Expenses Paid per $1,000*	$6.26	$9.99	$9.99	$5.01	$5.01

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 181 (the number of days in the most recent six-month period), then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
Deutsche Gold & Precious Metals Fund	1.25%	2.00%	2.00%	1.00%	1.00%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of Deutsche Gold & Precious Metals Fund’s investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2014.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2014, all of the Fund’s Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee, in coordination with the Board’s Equity Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability compiled by a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of Deutsche Bank AG ("DB"), a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

In 2012, DB combined its Asset Management (of which DIMA was a part) and Wealth Management divisions into a new Asset and Wealth Management ("AWM") division. DB has advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB, and that DB will continue to invest in AWM a significant portion of the savings it has realized by combining its Asset and Wealth Management divisions, including ongoing enhancements to AWM’s investment capabilities. DB also has confirmed its commitment to maintaining strong legal and compliance groups within the AWM division.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled by the Fee Consultant using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2013, the Fund’s performance (Class A shares) was in the 3rd quartile, 3rd quartile and 4th quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2013. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the Deutsche fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (3rd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2013). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2013, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Lipper Universe Expenses. The Board also considered how the Fund’s total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Fund’s total (net) operating expenses would remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable funds and considered differences between the Fund and the comparable funds.

The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts and funds offered primarily to European investors ("Deutsche Europe funds") managed by DIMA and its affiliates. The Board noted that DIMA indicated that it manages a Deutsche Europe fund comparable to the Fund, but does not manage any comparable institutional accounts. The Board took note of the differences in services provided to Deutsche U.S. mutual funds ("Deutsche Funds") as compared to Deutsche Europe funds and that such differences made comparison difficult.

The Board noted that, in connection with the 2008 contract renewal process, DIMA agreed to reduce the Fund’s contractual management fee effective October 1, 2008.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DIMA’s chief compliance officer and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:
(800) 728-3337

Web Site
deutschefunds.com
View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset & Wealth Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DeAWM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset & Wealth Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
Deutsche Asset & Wealth Management is the retail brand name in the U.S. for the wealth management and asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset & Wealth Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SGDAX	SGDBX	SGDCX	SCGDX	SGDIX
CUSIP Number	25159L 679	25159L 661	25159L 653	25159L 646	25159L 638
Fund Number	419	619	719	2019	1419

Privacy Statement
FACTS	What Does Deutsche Asset & Wealth Management Do With Your Personal Information?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share can include:
— Social Security number
— Account balances
— Purchase and transaction history
— Bank account information
— Contact information such as mailing address, e-mail address and telephone number

How?
All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information, the reasons Deutsche Asset & Wealth Management chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Deutsche Asset & Wealth Management share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders or legal investigations	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We do not share
For our affiliates' everyday business purposes — information about your transactions and experiences	No	We do not share
For our affiliates' everyday business purposes — information about your creditworthiness	No	We do not share
For non-affiliates to market to you	No	We do not share
Questions?	Call (800) 728-3337 or e-mail us at service@db.com

Who we are
Who is providing this notice?	DeAWM Distributors, Inc.; Deutsche Investment Management Americas Inc.; DeAWM Trust Company; the Deutsche Funds
What we do
How does Deutsche Asset & Wealth Management protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Deutsche Asset & Wealth Management collect my personal information?
We collect your personal information, for example. When you:
— open an account
— give us your contact information
— provide bank account information for ACH or wire transactions
— tell us where to send money
— seek advice about your investments

Why can't I limit all sharing?
Federal law gives you the right to limit only
— sharing for affiliates' everyday business purposes — information about your creditworthiness
— affiliates from using your information to market to you
— sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial or non-financial companies. Our affiliates include financial companies with the DWS or Deutsche Bank ("DB") name, such as DB AG Frankfurt and DB Alex Brown.

Non-affiliates
Companies not related by common ownership or control. They can be financial and non-financial companies.
Non-affiliates we share with include account service providers, service quality monitoring services, mailing service providers and verification services to help in the fight against money laundering and fraud.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. Deutsche Asset & Wealth Management does not jointly market.
Rev. 08/2014

Notes

Notes

Deutsche Asset
& Wealth Management

222 South Riverside Plaza
Chicago, IL 60606-5808

PRSRT STD
U.S. POSTAGE
PAID
LANCASTER, PA
PERMIT NO. 1793

DG PMF-3
(R-027573-4 6/15)

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Not applicable

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Gold & Precious Metals Fund, a series of Deutsche Securities Trust

By:	/s/Brian E. Binder Brian E. Binder President

Date:	June 29, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	June 29, 2015

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	June 29, 2015